                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                        Hartford HLS Series Fund II, Inc.
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You can now submit your voting instructions online. To do so, please enter your
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


[PROXY DIRECT Internet Voting]     [SCREEN 2]

CAMPAIGN PROPOSALS                                              PROXY DIRECT(TM)

CONTACT US        SECURITY

SHAREHOLDER:         [Shareholder name and address]
ACCOUNT:             [Shareholder account number]
PREVIOUS VOTE:

                                               MARK ALL -- BOARD RECOMMENDED
APPLICABLE CAMPAIGN PROPOSALS                  MARK ALL -- FOR  AGAINST  ABSTAIN

1.01  To elect L.S. Birdsong to the Board of Directors            o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.02  To elect R.M. Gavin to the Board of Directors               o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.03  To elect D.E. Hill to the Board of Directors                o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.04  To elect S.S. Jaffee to the Board of Directors              o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.05  To elect W.P. Johnston to the Board of Directors            o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.06  To elect P.O. Peterson to the Board of Directors            o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.07  To elect T.M. Marra to the Board of Directors               o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.08  To elect L.A. Smith to the Board of Directors               o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.09  To elect D.M. Znamierowski to the Board of Directors        o For   o Withhold
-----------------------------------------------------------------------------------------------------
   2. To approve a proposal to permit the Funds' investment
      adviser to select and contract with investment                       Fund Specific Vote
      sub-advisers without obtaining shareholder approval.
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                    o For   o Against    o Abstain

         [Fund Name Drop-In 2]                                    o For   o Against    o Abstain

         [Fund Name Drop-In 3]                                    o For   o Against    o Abstain

                 [etc.]

-----------------------------------------------------------------------------------------------------
   3. To approve a proposal to revise the fundamental investment
      policy of the Funds regarding investment concentrations              Fund Specific Vote
      within particular industries.
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                    o For   o Against    o Abstain

         [Fund Name Drop-In 2]                                    o For   o Against    o Abstain

         [Fund Name Drop-In 3]                                    o For   o Against    o Abstain

                 [etc.]

-----------------------------------------------------------------------------------------------------


                                                             Voting Instructions


[ENVELOPE IMAGE] Enter your e-mail address here if you         -----------------
                 would like an e-mail confirmation of your
                 vote.                                         -----------------

[IMAGE]  Answers have been marked according to your last recorded vote.
         Please change as appropriate before submission. For additional            o CANCEL    o VOTE NOW!
         information regarding any of the proposals, you may refer to the
         "Important Information" section of your proxy statement for applicable website and telephone contact information.

CONTACT US     SECURITY                                 (c)2000 PROXY DIRECT(TM)